Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors : The Great Atlantic & Pacific Tea Company, Inc. et al. (1)
Case Number: Jointly Administered 10-24549 (RDD)

Monthly Operating Report for the Period:

December 5, 2010 to January 1, 2011

Debtors’ Address:

2 Paragon Drive

Montvale, NJ 07645

Net Loss: $104.9 million

Debtors’ Attorneys:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

James H.M. Sprayregen, P.C.

Paul M. Basta

Ray C. Schrock

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

James J. Mazza, Jr.

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: February 4, 2011	/s/ Brenda M. Galgano
Brenda M. Galgano
Senior Vice President
Chief Financial Officer and Treasurer

(1)          See Schedule 1 for a listing of Debtor by case number

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR DECEMBER 2010

(1)          See Schedule 1 for a listing of Debtor by case number.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR DECEMBER 2010

CONSOLIDATED DEBTORS-IN-POSSESSION

STATEMENT OF OPERATIONS

(Unaudited – in thousands)

Four Weeks Ended
January 1, 2011

Sales	$621,515
Cost of merchandise sold	(440,322)
Gross margin	181,193
Store operating, general and administrative expense	(187,688)
Loss from continuing operations before interest expense, reorganization items and income taxes	(6,495)
Interest expense	(41,329)
Reorganization items	(55,069)
Loss from continuing operations before income taxes	(102,893)
Provision for income taxes	(35)
Loss from continuing operations	(102,928)
Loss from discontinued operations	(2,021)
Net loss	$(104,949)

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR DECEMBER 2010

CONSOLIDATED DEBTORS-IN-POSSESSION

BALANCE SHEET

(Unaudited – in thousands)

As of
January 1, 2011
ASSETS
Current assets:
Cash and cash equivalents	$372,339
Restricted cash	1,730
Accounts receivable, net of allowance for doubtful accounts of $6,079 at 1/1/2011	172,318
Inventories, net	434,309
Prepaid expenses and other current assets	51,505
Total current assets	1,032,201

Non-current assets:
Property:
Property owned, net	1,227,852
Property leased under capital leases, net	65,081
Property, net	1,292,933
Goodwill	110,412
Intangible assets, net	125,938
Other assets	116,860
Total assets	$2,678,344

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$105,834
Book overdrafts	19,958
Accrued salaries, wages and benefits	105,405
Accrued taxes	29,440
Other accrued liabilities	39,276
Total current liabilities	299,913

Non-current liabilities:
Debtor-in-possession financing	350,000
Other non-current liabilities	2,770
Total liabilities not subject to compromise	652,683
Liabilities subject to compromise	3,011,628
Total liabilities	3,664,311

Series A redeemable preferred stock — no par value, $1,000 redemption value; authorized — 700,000 shares; issued — 175,000 shares — subject to compromise	175,000

Stockholders’ deficit:
Common stock — $1 par value; authorized — 260,000,000 shares; issued and outstanding — 54,780,414 shares at 1/1/2011	54,780
Additional paid-in capital	475,838
Accumulated other comprehensive loss	(78,860)
Accumulated deficit	(1,612,725)
Total stockholders’ deficit	(1,160,967)
Total liabilities and stockholders’ deficit	$2,678,344

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR DECEMBER 2010

CONSOLIDATED DEBTORS-IN-POSSESSION

STATEMENT OF CASH FLOWS

(Unaudited – in thousands)

Four Weeks Ended
January 1, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(104,949)
Adjustments to reconcile net loss to net cash provided by operating activities (see next page)	96,651
Changes in assets and liabilities:
Increase in receivables	(23,978)
Decrease in inventories	20,312
Increase in prepaid expenses and other current assets	(6,412)
Decrease in other assets	1,810
Increase in accounts payable	115,480
Decrease in accrued salaries, wages and benefits, and taxes	(3,152)
Increase in other accruals	10,407
Increase in other non-current liabilities	4,262
Payments for reorganization items	(5,335)
Other operating activities, net	4,775
Net cash provided by operating activities	109,871

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property	(3,026)
Net cash used in investing activities	(3,026)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds under debtor-in-possession financing	350,000
Proceeds under revolving lines of credit	43,900
Principal payments on revolving lines of credit	(159,916)
Payment of financing fees for debtor-in-possession financing	(28,932)
Principal payments on long-term borrowings	(13)
Principal payments on capital leases	(992)
Decrease in book overdrafts	(30,964)
Net cash provided by financing activities	173,083

Net increase in cash and cash equivalents	279,928
Cash and cash equivalents at beginning of period	92,411
Cash and cash equivalents at end of period	$372,339

(1) See Schedule 1 for a listing of Debtor by case number.

Note: During the four weeks ended January 1, 2011, $28.9 million in financing fees pertaining to the Debtor-in-Possession Credit Agreement (described further in Note 3) and $3.8 million in financing fees for a proposed financing arrangement that was not executed.

See accompanying notes to consolidated financial statements.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR DECEMBER 2010

CONSOLIDATED DEBTORS-IN-POSSESSION

STATEMENT OF CASH FLOWS - CONTINUED

(Unaudited – in thousands)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Four Weeks Ended
January 1, 2011

Depreciation and amortization	$15,726
Self insurance reserve	350
Non-cash interest expense	1,490
Reorganization items	49,734
Financing fees for debtor-in-possession financing	28,932
Stock compensation expense	504
Amortization of deferred real estate income	(340)
Employee benefit related costs	255
Total adjustments to net loss	$96,651

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

1.             Background

General

The Great Atlantic & Pacific Tea Company, Inc. (“we,” “our,” “us” or “our Company”) is engaged in the retail food business.  The Company operates stores under the following trade names: A&P®, SuperFresh®, Waldbaum’s®, Super Foodmart®, Food Basics®, The Food Emporium®, Best Cellars®, Best Cellars at A&P®, Pathmark® and Pathmark Sav-A-Center®.

Chapter 11 Reorganization Cases

On December 12, 2010 the Company and all of its U.S. subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).   The Company’s non-U.S. subsidiaries, which are deemed to be immaterial on a consolidated basis, were not part of the Bankruptcy Filing and will continue to operate in the ordinary course of business. The Debtors are authorized to operate their businesses and manage their properties as “Debtors-in-Possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  On December 21, 2010, the Office of the United States Trustee for the Southern District of New York (“US Trustee”) appointed a statutory committee of unsecured creditors.

We are currently operating pursuant to the Bankruptcy Filing and continuation of our Company as a going-concern is contingent upon, among other things, our ability (i) to comply with the terms and conditions of the Debtor-in-Possession (“DIP”) Credit Agreement described in Note 3 — DIP Credit Agreement; (ii) to develop a plan of reorganization and obtain confirmation under the Bankruptcy Code; (iii) to reduce debt and other liabilities through the bankruptcy process; (iv) to return to profitability; (v) to generate sufficient cash flow from operations; and (vi) to obtain financing sources to meet our future obligations.  The uncertainty regarding these matters raises substantial doubt about our ability to continue as a going concern.

2.             Basis of Presentation

Debtors-in-Possession Financial Statements

The unaudited consolidated financial statements and supplemental information contained herein represent the consolidated financial information for the Debtors and non-debtor subsidiaries and includes pre-petition activity from December 5, 2010 to December 11, 2010. Non-Debtor subsidiaries are deemed to be immaterial on a consolidated basis and related income statement and balance sheet activity has been reported separately on Schedule 3 and Schedule 4 under the column “Foreign non-debtor”.

Our Company was required to apply the FASB’s provisions of Reorganizations effective on December 12, 2010, which is applicable to companies in chapter 11, which generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

The unaudited consolidated financial statements have been derived from the books and records of our Company. Certain financial information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon the application of such procedures (such as tests for asset impairment), we believe that the financial information will be subject to changes, and these changes could be material. The financial information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with U.S. GAAP. As of January 1, 2011, all balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted. Therefore, this report should be read in conjunction with our Company’s audited consolidated financial statements on Form 10-K as of and for the period ended February 27, 2010 and for the interim periods on Form 10-Q as of and for the periods ended June 19, 2010, September 11, 2010, and December 4, 2010, respectively.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

The results of operations contained herein are not necessarily indicative of the results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of our Company in the future.

Intercompany Transactions

Intercompany transactions between Debtor entities, as well as between Debtor and non-debtor subsidiaries, include, but are not limited to, intercompany cash sweep arrangements, intercompany financing arrangements, intercompany wages and intercompany inventory procurement.  The intercompany financing agreements include two loans from two of the non-debtor foreign subsidiaries to a Debtor of our Company; a 3.562% loan with an outstanding balance of principal and interest of approximately $94.0 million from A&P Bermuda and a 2.85% loan with an outstanding balance of principal and interest of approximately $0.1 million from A&P Hungry. All payments between the Debtor and non-debtor entities have been stayed at this time. The intercompany balances due to / from entities, as shown on individual entities’ balance sheets included in the accompanying consolidating balance sheet, represent the accumulation of activity over time.  These balances between Debtor entities have not been eliminated in the accompanying consolidating debtors-in-possession balance sheets. Certain intercompany transactions have been eliminated in the accompanying consolidated debtors-in-possession statement of operations.  Intercompany balances between the Debtor and non-debtor entities have been shown net in the consolidated financial statements.

Interest Expense

We recorded all interest on secured debt for the four weeks ended January 1, 2011.  We recorded amortization of bond discount and deferred financing fees through December 12, 2010 on all unsecured debt.  We recorded interest accretion expense for capital leases, self-insurance reserves, and COLI obligations; which are recorded at net present value on the balance sheet for the four weeks ended January 1, 2011. Although we have recorded interest accretion expense, we have not made a final determination as to the value of any underlying assets or the rejection/assumption of any of the obligations.  Once a determination is made, the accretion of the interest expense may change. We did not record interest expense of $4.2 million for unsecured debt which is subject to compromise for the post-petition period from December 13, 2011 through January 1, 2011.  Such amounts may need to be adjusted in future periods.

Taxes and Insurance

We have received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain ‘first day’ motions. As such, we have paid the applicable taxes when due except for amounts that are in dispute.

All post-petition tax obligations to the proper taxing authorities are current.  Deferred tax liabilities of $11.1 million and $0.5 million are included within “Other accrued liabilities” and “Other non-current liabilities” in the Consolidated Debtors-In-Possession Balance Sheet, respectively.  Pre-petition amounts owed for our pro-rata portion of certain taxes for which we reimburse third parties have not been paid.

Additionally, all insurance premiums are current and all insurance policies are in force as of January 1, 2011.

Other non-current liabilities

Other non-current liabilities are comprised of $0.5 million for deferred tax liabilities and $2.2 million for non-Debtor obligations for self-insurance reserves.  These amounts are not subject to compromise under the Bankruptcy Filing.

3.             DIP Credit Agreement

In connection with the Bankruptcy Filing, on December 13, 2010, the Bankruptcy Court entered its interim financing order, among other things, permitting us to enter into a Superpriority Debtor-in-Possession Credit Agreement (as amended and restated by that certain Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010 and further amended by that certain First Amendment thereto dated January 10, 2011, the “DIP Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacity, the “Agent”), the lenders from time to time party thereto (collectively, the “DIP Lenders”) and our Company and certain subsidiaries as borrowers thereunder. On December 14, 2010, we satisfied all of the conditions to the effectiveness of the DIP Credit Agreement and consummated the transactions contemplated thereunder

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

including the refinancing in full of our Company’s and its applicable subsidiaries’ obligations under the pre-existing first lien credit facility. Pursuant to the terms of the DIP Credit Agreement:

•                  the DIP Lenders agreed to lend up to $800.0 million in the form of a $350.0 million term loan and a $450.0 million revolving credit facility with a $250.0 million sublimit for letters of credit, in each case subject to the terms and conditions therein;

•                  our Company’s and the Subsidiary Borrower’s obligations under the DIP Credit Agreement and the other specified loan documents are guaranteed by our Company’s certain other subsidiaries that are Debtors (“Subsidiary Guarantors” and, together with our Company and the Subsidiary Borrowers, the “Loan Parties”); and

•                  the Loan Parties’ obligations under the DIP Credit Agreement and such other specified loan documents are secured by a security interest in, and lien upon, substantially all of the Loan Parties’ existing and after-acquired personal and real property, having the priority and subject to the terms therein and in the order(s) entered into by the Bankruptcy Court, as applicable.

Our Company will have the option to have interest on the revolving loans under the revolving credit facility provided under the DIP Credit Agreement accrue at an alternate base rate plus 200 basis points or at adjusted LIBOR plus 300 basis points. Our Company will have the option to have interest on the term loan provided under the DIP Credit Agreement accrue at an alternate base rate plus 600 basis points or at adjusted LIBOR (with a floor of 175 basis points) plus 700 basis points. The DIP Credit Agreement limits, among other things, our Company’s and the other Loan Parties’ ability to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) prepay certain indebtedness and make other restricted payments, (v) enter into sale and leaseback transactions and (vi) modify the terms of certain indebtedness and certain material contracts. The DIP Credit Agreement also contains certain financial covenants, including a minimum excess availability covenant, minimum liquidity covenant and minimum cumulative EBITDA covenant.  We are currently in compliance with all covenants.  The DIP Credit Agreement matures upon the earliest to occur of (a) June 14, 2012, (b) the acceleration of the loans and the termination of the commitment thereunder, (c) 40 days after the entry of the interim order of the Bankruptcy Court if the final order has not been entered by the Bankruptcy Court prior to the expiration of such 40-day period and (d) the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date thereof) of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court. The Bankruptcy Court entered a final order approving the DIP Credit Agreement on January 11, 2011.

4.             Reorganization Items

Reorganization items represent amounts incurred as a direct result of the Bankruptcy Filing and was comprised of the following:

Four Weeks Ended
January 1, 2011
(in thousands)

Adjustments to unsecured debt — subject to compromise	$35,829
Write-off of capitalized financing fees	10,684
Professional fees	4,730
Other financing fees	3,826
Total reorganization items	$55,069

Debt discounts and deferred financing fees for unsecured pre-petition indebtedness were reclassified into the carrying values of the respective indebtedness upon the Bankruptcy Filing and the balances were then adjusted the face value of the debt. After our Company’s Bankruptcy Filing, we repaid our pre-existing first lien credit facility with a balance of $140.5 million with the proceeds from the $350.0 million term loan under the DIP Credit Agreement. As a result of the repayment, we immediately expensed financing fees of approximately $10.7 million as “Reorganization items” on the Consolidated Debtors-in-Possession Statement of Operations which were previously capitalized in connection with the

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

first lien credit facility. We paid approximately $1.5 million for Professional Fees during the one-week period prior to the Bankruptcy Filing.  We have not paid any professional fees in the three-week period from December 12, 2010 to January 1, 2011 subsequent to the Bankruptcy Filing.  Professional fees for this three-week period were estimated and will be reconciled to actual invoices when received. Other financing fees were paid prior to the Bankruptcy Filing for a proposed financing arrangement that was not executed.

5.             Liabilities Subject to Compromise

As a result of the Bankruptcy Filing, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Bankruptcy Filing liabilities are stayed. Although payment of pre-petition claims generally is not permitted, at hearings held in December 2010, the Court granted final approval of the Debtors’ ‘first day’ orders for authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of our Company’s businesses and assets. Among other things, the Court authorized us to pay certain pre-petition claims relating to employee wages and benefits, customers, vendors, and suppliers.

We have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, we may reject pre-petition executory contracts and unexpired leases with respect to our operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as “Liabilities subject to compromise” on the balance sheet. We will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against our Company must be filed if the claimants disagree with the amounts included in our schedule of assets and liabilities (to be filed) and wish to receive any distribution in the Bankruptcy Filing. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by our Company and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claims. The ultimate amount of such liabilities is not determinable at this time.

Pre-petition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.  The amounts currently classified as “Liabilities subject to compromise” may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.  We expect that certain amounts currently classified as “Liabilities subject to compromise” may in fact be paid in the ordinary course as they come due.  Any resulting changes in classification will be reflected in subsequent monthly operating reports.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Liabilities subject to compromise consist of the following:

As of January 1, 2011
(in thousands)
Accounts payable	$205,009
Accrued salaries, wages, and benefits	18,463
Other employee benefits	347,170
Self-insurance reserves	302,167
Closed store and warehouse reserves	314,718
Accrued occupancy related costs for open stores	11,255
Deferred real estate income	88,692
Dividends payable — Series A redeemable preferred stock	3,384
Other share-based awards	623
Unfavorable lease liabilities	4,341
Other accrued expenses and other liabilities	258,917
5.125% Convertible Senior Notes, due June 15, 2011	165,000
Related Party Promissory Note, due August 18, 2011	10,000
9.125% Senior Notes, due December 15, 2011	12,840
6.750% Convertible Senior Notes, due December 15, 2012	255,000
11.375% Senior Secured Notes, due August 4, 2015	254,407
9.375% Notes, due August 1, 2039	200,000
Other Debt	2,657
Obligations under capital leases	137,372
Real estate liabilities	419,613
Total liabilities subject to compromise	$3,011,628

Liabilities subject to compromise include liabilities related to pre-petition purchases and interest payments, some of which were scheduled for payment in the December period.  As a result, the December cash flows from operations were favorably affected by the stay of payment related to these liabilities.

Rejected Leases

We have rejected 98 of our leases through the bankruptcy process.  We have not adjusted the $288.1 million reserve balance associated with these leases because the amounts of any allowable claims for damages have not yet been determined.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Non-debtor Financing Agreements

Intercompany financing agreements with foreign non-Debtor subsidiaries of $94.1 million have been excluded from the above liabilities subject to compromise as these are eliminated on a consolidated basis.

6.             Series A Redeemable Preferred Stock — Subject to Compromise

In addition to the $3.0 billion of Liabilities subject to compromise itemized above, our Company’s $175.0 million of Series A redeemable preferred stock (“Preferred Stock”) is also subject to compromise. This preferred security is not presented as a liability on the Consolidated Debtors-in-Possession Balance Sheet due to its conversion features, as required by U.S. GAAP. At January 1, 2011, our Company has accrued $3.4 million in dividends payable for the Series A redeemable preferred stock attributed to pre-petition claims that are included with “Liabilities subject to compromise” in the Consolidated Debtors-in-Possession Balance Sheet. The contractual amount of dividends for the period from December 12, 2010 through January 1, 2011 was approximately $0.8 million, which was not recorded in our financial statements nor paid to investors.

The beneficial conversion feature and deferred financing fees related to the Redeemable Preferred Stock were reclassified from additional paid-in capital into the carrying value of the Redeemable Preferred Stock upon the Bankruptcy Filing.

7.             Post-petition Accounts Payable and Accrued Expenses

To the best of our knowledge, all undisputed post-petition accounts payable and accrued expenses have been paid, or are being paid under agreed-upon payment terms.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

SCHEDULE 1: SCHEDULE OF DISBURSEMENTS

Case Number:	Debtor Name:	Disbursements for the four weeks ended January 1, 2011:
087-10-24548	APW SUPERMARKETS, INC.	$19,376,486.81
087-10-24549	THE GREAT ATLANTIC & PACIFIC	65,464,223.03
087-10-24550	2008 BROADWAY, INC.	—
087-10-24551	AAL REALTY CORPORATION	—
087-10-24552	ADBRETT CORPORATION	—
087-10-24553	AMSTERDAM TRUCKING CORPORATION	—
087-10-24554	APW SUPERMARKET CORPORATION	—
087-10-24555	BERGEN STREET PATHMARK, INC.	—
087-10-24556	BEST CELLARS DC, INC.	—
087-10-24557	BEST CELLARS, INC.	185,781.00
087-10-24558	BEST CELLARS LICENSING, CORP.	—
087-10-24559	BEST CELLARS MASSACHUSETTS, INC.	60,955.81
087-10-24560	BEST CELLARS VA, INC.	10,208.65
087-10-24561	BEV, LTD	149,857.23
087-10-24562	BORMAN’S INC.	—
087-10-24563	BRIDGE STUART, INC.	—
087-10-24564	CLAY-PARK REALTY, CORP.	—
087-10-24565	COMPASS FOODS, INC.	—
087-10-24566	EAST BRUNSWICK STUART, LLC	—
087-10-24567	FARMER JACKS OF OHIO, INC.	—
087-10-24568	FOOD BASICS, INC.	3,242,819.39
087-10-24569	GRAMATAN FOODTOWN CORP.	—
087-10-24570	GRAPE FINDS AT DUPONT, INC.	—
087-10-24571	GRAPE FINDS LICENSING, CORP.	—
087-10-24572	GREENLAWN LAND DVLPMNT, CORP.	—
087-10-24573	HOPELAWN PROPERTY I, INC.	1,742.04
087-10-24574	KOHL’S FOOD STORES, INC.	878.23
087-10-24575	KWIK SAVE, INC.	—
087-10-24576	LANCASTER PIKE STUART, LLC	—
087-10-24577	LBRO REALTY, INC.	—
087-10-24578	MAC DADE BOULEVARD STUART, LLC	—
087-10-24579	MCLEAN AVENUE PLAZA, CORP.	—
087-10-24580	MILIK SERVICE COMPANY, LLC	—
087-10-24581	MONTVALE HOLDINGS, INC.	—
087-10-24582	N. JERSEY PROPERTIES, INC. VI	—
087-10-24583	ONPOINT, INC.	—
087-10-24584	PATHMARK STORE, INC.	58,976,215.20
087-10-24585	PLAINBRIDGE, LLC	333,791,523.69
087-10-24586	SEG STORES, INC.	9,327.81
087-10-24587	SHOPWELL, INC.	7,190,534.07
087-10-24588	SHOPWELL, INC.	—
087-10-24589	SPRING LANE PRODUCE CORP.	—
087-10-24590	SUPER FRESH FOOD MARKETS, INC.	10,734,425.64
087-10-24591	SUPER FRESH/SAV A CENTER, INC.	24,870.62
087-10-24592	SUPER MARKET SERVICES, CORP.	4,776.44
087-10-24593	SUPER PLUS FOOD WAREHOUSE, INC.	—
087-10-24594	SUPERMARKETS OIL COMPANY, INC.	—
087-10-24595	THE FOOD EMPORIUM, INC.	—
087-10-24596	THE OLD WINE EMPORIUM	280,462.45
087-10-24597	THE S. DAKOTA GREAT ATLANTIC	—
087-10-24598	TRADEWELL FOODS OF CONN., INC.	307,204.74
087-10-24599	UPPER DARBY STUART, LLC	—
087-10-24600	WALDBAUM, INC.	1,606,087.98
087-10-24601	LO-LO DISCOUNT STORES, INC.	88,484.18
	GRAND TOTALS:	$501,506,865.01

Certain Debtor entities make disbursements on behalf of the other Debtor entities.  Every effort has been made to accurately represent the disbursements made on behalf of each affiliated debtor.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

SCHEDULE 2: DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2.	Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period?		✓
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4.	Are worker compensation, general liability or other necessary insurance coverage expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		✓
5.	Is the Debtor delinquent in paying any insurance premium payment?		✓
6.	Have any payments been made on pre-petition liabilities this reporting period?	✓(a)
7.	Are any post-petition receivables (accounts, loans, or loans) due from related parties?		✓
8.	Are any post-petition payroll taxes past due?		✓
9.	Are any post-petition State or Federal income taxes past due?		✓
10.	Are any post-petition real estate taxes past due?		✓
11.	Are any other post-petition taxes past due?		✓
12.	Have any pre-petition taxes been paid during this reporting period?	✓(a)
13.	Are any amounts owed to post-petition creditors delinquent?		✓
14.	Are any wage payments past due?	✓(b)
15.	Have any post-petition loans been received by the Debtor from any party?	✓(c)
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18.	Have the owners or shareholder received any compensation outside of the normal course of business?		✓

Explanations to “Yes” answers:

(a)          Payments made on certain pre-petition liabilities and taxes were made pursuant to various ‘first day’ orders.

(b)          Certain severance payments have not been made and have been classified as part of “liabilities subject to compromise”; however, wage payments for existing employees are current.

(c)          Refer to the Debtors-in-Possession Financing footnote included in the accompanying Notes to Monthly Operating Report.  No other loan amounts have been received by the Debtors.

(1) See Schedule 1 for a listing of Debtor by case number.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

SCHEDULE 3: CONSOLIDATING DEBTORS-IN-POSSESSION STATEMENTS OF OPERATIONS

FOR THE FOUR WEEKS ENDED JANUARY 1, 2011

(Unaudited - in thousands)

				Farmer Jacks	Hopelawn	Kohl’s Food		Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine
	APW Supermarket	Bev LTD	Borman’s Inc	of Ohio	Property I Inc	Stores	Shopwell	-A-Center	Food Markets	Tea Co	Emporium	Tradewell Foods	Waldbaums Inc
	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24599
Sales	$94,272	$181	$—	$—	$—	$—	$20,870	$—	$48,876	$185,928	$368	$1,380	$2,914

Cost of merchandise sold	(65,788)	(145)	—	—	—	—	(11,431)	—	(34,187)	(130,237)	(282)	(937)	(1,925)
Gross margin	28,484	36	—	—	—	—	9,439	—	14,689	55,691	86	443	989

Store operating, general and administrative expense	(28,158)	(56)	124	11	—	6	(8,114)	(1)	(15,646)	(56,440)	(53)	(378)	(772)
Income (loss) from continuing operations before interest expense, reorganization items and income taxes	326	(20)	124	11	—	6	1,325	(1)	(957)	(749)	33	65	217
Interest expense	(476)	—	—	—	—	—	(2)	—	(308)	(37,852)	—	—	(508)
Reorganization items	—	—	—	—	—	—	—	—	—	(55,069)	—	—	—
(Loss) income from continuing operations before income taxes	(150)	(20)	124	11	—	6	1,323	(1)	(1,265)	(93,670)	33	65	(291)
Provision for income taxes	—	—	—	—	—	—	—	—	—	(35)	—	—	—
(Loss) income from continuing operations	(150)	(20)	124	11	—	6	1,323	(1)	(1,265)	(93,705)	33	65	(291)
(Loss) income from discontinued operations	—	—	(1,765)	(125)	21	(58)	—	(94)	—	—	—	—	—
Net (loss) income	$(150)	$(20)	$(1,641)	$(114)	$21	$(52)	$1,323	$(95)	$(1,265)	$(93,705)	$33	$65	$(291)

							Best Cellars	Best Cellars of
	US Food Basics	Pathmark Inc	Plainbridge	E Brusnswick	Best Cellars	SEG	Mass Inc	Virgina Inc	Foreign
	10-24568	10-24584	10-24585	10-24566	10-24557	10-24586	10-24559	10-24560	Non-Debtor	Total
Sales	$18,351	$247,926	$—	$—	$245	$—	$88	$116	$—	$621,515

Cost of merchandise sold	(15,179)	(179,935)	—	—	(147)	—	(54)	(75)	—	(440,322)
Gross margin	3,172	67,991	—	—	98	—	34	41	—	181,193

Store operating, general and administrative expense	(3,538)	(74,384)	(135)	(11)	(77)	12	(31)	(47)	—	(187,688)
Income (loss) from continuing operations before interest expense, reorganization items and income taxes	(366)	(6,393)	(135)	(11)	21	12	3	(6)	—	(6,495)
Interest expense	(122)	(2,061)	—	—	—	—	—	—	—	(41,329)
Reorganization items	—	—	—	—	—	—	—	—	—	(55,069)
(Loss) income from continuing operations before income taxes	(488)	(8,454)	(135)	(11)	21	12	3	(6)	—	(102,893)
Provision for income taxes	—	—	—	—	—	—	—	—	—	(35)
(Loss) income from continuing operations	(488)	(8,454)	(135)	(11)	21	12	3	(6)	—	(102,928)
(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	(2,021)
Net (loss) income	$(488)	$(8,454)	$(135)	$(11)	$21	$12	$3	$(6)	$—	$(104,949)

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR DECEMBER 2010

SCHEDULE 4: CONSOLIDATING DEBTORS-IN-POSSESSION BALANCE SHEETS

AS OF JANUARY 1, 2011

(Unaudited - in thousands)

				Farmer Jacks	Hopelawn	Kohl’s Food		Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine
	APW Supermarket	Bev LTD	Borman’s Inc	of Ohio	Property I Inc	Stores	Shopwell	-A-Center	Food Markets	Tea Co	Emporium	Tradewell Foods	Waldbaums Inc	US Food Basics	Pathmark Inc	Plainbridge	Delaware County
	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24599	10-24568	10-24584	10-24585	Dairies
ASSETS
Current assets:
Cash and cash equivalents	$5,536	$15	$—	$—	$—	$—	$921	$—	$3,539	$334,228	$26	$31	$149	$1,032	$24,903	$—	$—
Restricted cash	201	—	—	—	—	—	—	—	—	1,405	—	—	—	84	40	—	—
Accounts receivable, net	7,852	—	578	—	—	7	1,465	—	4,196	117,913	1	53	441	635	23,886	15,105	—
Inventories, net	61,962	619	—	—	—	—	8,440	—	38,879	152,754	501	736	2,083	10,649	157,048	377	—
Prepaid expenses and other current assets	3,971	11	(4)	—	—	—	3,300	—	2,674	28,077	9	79	1,062	511	11,545	77	—
Total current assets	79,522	645	574	—	—	7	14,126	—	49,288	634,377	537	899	3,735	12,911	217,422	15,559	—
Non-current assets:
Property
Property owned, net	123,180	417	481	—	—	—	32,963	—	72,215	247,960	41	824	20,715	31,872	672,747	556	—
Property leased under capital leases, net	—	—	—	—	—	—	108	—	—	5,297	—	—	—	—	59,676	—	—
Property, net	123,180	417	481	—	—	—	33,071	—	72,215	253,257	41	824	20,715	31,872	732,423	556	—
Goodwill	31,487	—	—	—	—	—	12,110	—	—	33,042	—	—	27,798	4,147	—	—	—
Intangible assets, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	125,938	—	—
Other assets	3,374	—	123	—	—	—	493	460	692	104,928	—	22	43	449	5,781	422	—

Total assets	$237,563	$1,062	$1,178	$—	$—	$7	$59,800	$460	$122,195	$1,025,604	$578	$1,745	$52,291	$49,379	$1,081,564	$16,537	$—

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$10,820	$36	$(2)	$—	$—	$—	$4,876	$11	$6,490	$44,386	$90	$148	$401	$1,896	$32,074	$4,317	$—
Book overdrafts	—	—	—	—	—	—	—	—	—	19,958	—	—	—	—	—	—	—
Accrued salaries, wages and benefits	10,801	—	(92)	—	—	37	2,797	20	5,398	53,033	2	154	248	595	32,935	(531)	—
Accrued taxes	1,402	1	—	—	—	—	511	—	683	23,114	25	18	34	296	3,236	—	—
Other accrued liabilities	2,253	5	1	—	—	—	1,472	—	1,149	122,422	2	18	94	375	5,456	26	—
Total current liabilities	25,276	42	(93)	—	—	37	9,656	31	13,720	262,913	119	338	777	3,162	73,701	3,812	—
Non-current liabilities:
Debtor-in-possession financing	—	—	—	—	—	—	—	—	—	350,000	—	—	—	—	—	—	—
Other non-current liabilities	—	—	—	—	—	—	—	—	—	527	—	—	—	—	—	—	—
Intercompany, net	(387,081)	2,157	117,901	37,144	20,318	(281,336)	(246,083)	(35,038)	219,265	(209,400)	1,024	(8,365)	(105,208)	96,309	1,472,312	(29,808)	(19)

Total liabilities not subject to compromise	(361,805)	2,199	117,808	37,144	20,318	(281,299)	(236,427)	(35,007)	232,985	404,040	1,143	(8,027)	(104,431)	99,471	1,546,013	(25,996)	(19)

Liabilities subject to compromise	167,242	59	178,090	28,616	3,160	14,469	33,291	29,256	64,599	2,030,242	44	2,252	14,303	25,712	400,071	20,099	—
Total liabilities	(194,563)	2,258	295,898	65,760	23,478	(266,830)	(203,136)	(5,751)	297,584	2,434,282	1,187	(5,775)	(90,128)	125,183	1,946,084	(5,897)	(19)

Preferred stock subject to compromise	—	—	—	—	—	—	—	—	—	175,000	—	—	—	—	—	—	—

Shareholders’ equity (deficit):
Common stock	—	—	—	—	—	—	—	—	—	54,780	—	—	—	—	—	—	—
Additional paid-in capital	291,299	—	78,031	—	—	31,200	70,209	—	13,419	(368,744)	—	—	685	—	—	—	—
Accumulated other comprehensive loss	—	—	—	—	—	—	—	—	—	(78,860)	—	—	—	—	—	—	—
Retained earnings (accumulated deficit)	140,828	(1,194)	(372,752)	(65,760)	(23,478)	235,637	192,725	6,211	(188,807)	(1,176,156)	(609)	7,521	141,733	(75,804)	(864,522)	22,434	19
Accumulated translation adjustment	—	—	—	—	—	—	—	—	—	(14,698)	—	—	—	—	—	—	—
Total shareholders’ equity (deficit)	432,127	(1,194)	(294,721)	(65,760)	(23,478)	266,837	262,934	6,211	(175,388)	(1,583,678)	(609)	7,521	142,418	(75,804)	(864,522)	22,434	19
Total liabilities and shareholders’ equity (deficit)	$237,564	$1,064	$1,177	$—	$—	$7	$59,798	$460	$122,196	$1,025,604	$578	$1,746	$52,290	$49,379	$1,081,562	$16,537	$—

				Best Cellars	Best Cellars of	Grape Finds at			South Dakota	Bridge Stuart		Bergen Street
	E Brusnswick	Best Cellars	SEG	Mass Inc	Virgina Inc	Dupont, Inc	SMS	2008 B’Way	Great A&P Tea	Inc	Adbrett Corp	Pathmark Inc	Foreign
	10-24566	10-24557	10-24586	10-24559	10-24560	10-24570	10-24592	10-24550	10-24597	10-24563	10-24552	10-24555	Non-Debtor	Total
ASSETS
Current assets:
Cash and cash equivalents	$—	$9	$—	$2	$8	$—	$—	$—	$—	$—	$—	$—	$1,940	$372,339
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—	—	1,730
Accounts receivable, net	1	9	176	—	—	—	—	—	—	—	—	—	—	172,318
Inventories, net	—	138	—	38	85	—	—	—	—	—	—	—	—	434,309
Prepaid expenses and other current assets	—	67	—	11	11	—	—	—	—	—	—	—	104	51,505
Total current assets	1	223	176	51	104	—	—	—	—	—	—	—	2,044	1,032,201
Non-current assets:
Property
Property owned, net	23,233	122	—	22	28	—	—	476	—	—	—	—	—	1,227,852
Property leased under capital leases, net	—	—	—	—	—	—	—	—	—	—	—	—	—	65,081
Property, net	23,233	122	—	22	28	—	—	476	—	—	—	—	—	1,292,933
Goodwill	—	1,828	—	—	—	—	—	—	—	—	—	—	—	110,412
Intangible assets, net	—	—	—	—	—	—	—	—	—	—	—	—	—	125,938
Other assets	—	40	—	31	2	—	—	—	—	—	—	—	—	116,860

Total assets	$23,234	$2,213	$176	$104	$134	$—	$—	$476	$—	$—	$—	$—	$2,044	$2,678,344

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$—	$198	$12	$38	$23	$(1)	$—	$—	$—	$—	$—	$—	$21	$105,834
Book overdrafts	—	—	—	—	—	—	—	—	—	—	—	—	—	19,958
Accrued salaries, wages and benefits	—	5	—	1	2	—	—	—	—	—	—	—	—	105,405
Accrued taxes	—	61	—	7	6	—	51	—	—	(3)	—	(2)	—	29,440
Other accrued liabilities	—	2	—	2	1	—	—	—	—	—	—	—	(94,002)	39,276
Total current liabilities	—	266	12	48	32	(1)	51	—	—	(3)	—	(2)	(93,981)	299,913
Non-current liabilities:
Debtor-in-possession financing	—	—	—	—	—	—	—	—	—	—	—	—	—	350,000
Other non-current liabilities	—	—	—	—	—	—	—	—	—	—	—	—	2,243	2,770
Intercompany, net	20,382	2,296	(353)	296	447	122	(13,742)	(1,210)	(673,883)	232	(1,821)	782	2,360	—

Total liabilities not subject to compromise	20,382	2,562	(341)	344	479	121	(13,691)	(1,210)	(673,883)	229	(1,821)	780	(89,378)	652,683

Liabilities subject to compromise	—	69	17	15	58	—	(36)	—	—	—	—	—	—	3,011,628
Total liabilities	20,382	2,631	(324)	359	537	121	(13,727)	(1,210)	(673,883)	229	(1,821)	780	(89,378)	3,664,311

Preferred stock subject to compromise	—	—	—	—	—	—	—	—	—	—	—	—	—	175,000

Shareholders’ equity (deficit):
Common stock	—	—	—	—	—	—	—	—	—	—	—	—	—	54,780
Additional paid-in capital	—	—	—	—	—	—	52	454	329,010	—	—	—	30,223	475,838
Accumulated other comprehensive loss	—	—	—	—	—	—	—	—	—	—	—	—	—	(78,860)
Retained earnings (accumulated deficit)	2,852	(417)	500	(254)	(403)	(121)	13,675	1,231	344,873	(229)	1,821	(780)	46,501	(1,612,725)
Accumulated translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	14,698	—
Total shareholders’ equity (deficit)	2,852	(417)	500	(254)	(403)	(121)	13,727	1,685	673,883	(229)	1,821	(780)	91,422	(1,160,967)
Total liabilities and shareholders’ equity (deficit)	$23,234	$2,214	$176	$105	$134	$—	$—	$475	$—	$—	$—	$—	$2,044	$2,678,344